EXHIBIT 4.1

NUMBER

CUSIP 876030 10 7

SEE REVERSE FOR IMPORTANT NOTICE AND CERTAIN DEFINITIONS

tapestry

SHARES

COMMON STOCK

TAPESTRY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS IS TO CERTIFY THAT

PROOF

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

TAPESTRY, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the charter and Bylaws of the Corporation and the amendments thereto, to all of which provisions the holder, by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

TAPESTRY, INC. CORPORATE SEAL 2000 MARYLAND

CHIEF EXECUTIVE OFFICER

SECRETARY

tapestry

TAPESTRY, INC.
Tapestry, Inc. (the “Corporation”) will furnish to any stockholder, upon request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class of stock which the Corporation is authorized to issue and (i) the differences in the relative rights and preferences between the shares of each series to the extent that the same have been set and (ii) the authority of the Board of Directors of the Corporation to set the relative rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation, a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common                 UNIF GIFT MIN ACT - ....................Custodian....................
TEN ENT - as tenants by the entireties                         (Cust)          (Minor)
JT TEN - as joint tenants with right of                      under Uniform Gifts to Minors
survivorship and not as tenants                      Act ...................................................
in common                                      (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
____________________________________________________________________________________________
____________________________________________________________________________________________
_______________________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ________________________
_____________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed
By _______________________________________________________
The Signature(s) must be guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions
with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

____________________________________________________________________________________________
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